UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 4, 2014
Date of Report (Date of earliest event reported)

Ruckus Wireless, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35734	54-2072041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Java Drive Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (650) 265-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Ruckus Wireless, Inc. (“Ruckus”) was held on June 4, 2014. Proxies for the Annual Meeting were solicited by our Board of Directors (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. There were 81,969,441 shares of common stock entitled to vote at the Annual Meeting. A total of 69,045,090 shares were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the meeting were as follows:
Proposal No. 1
Georges Antoun, Mohan Gyani and Richard Lynch were elected as Class II directors to hold office until the 2017 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Georges Antoun	49,405,952	161,056	19,478,082
Mohan Gyani	48,660,700	906,308	19,478,082
Richard Lynch	49,409,894	157,114	19,478,082
In addition to the directors elected above, Stewart Grierson and Selina Lo will continue to serve as Class III directors until the 2015 Annual Meeting of Stockholders and until their successors are elected and have qualified, or until their earlier death, resignation or removal. Gaurav Garg, James J. Goetz and William Kish will continue to serve as Class I directors until the 2016 Annual Meeting of Stockholders and until their successors are elected and have qualified, or until their earlier death, resignation or removal.
Proposal No. 2
The vote, to indicate on an advisory basis, of the preferred frequency of holding a stockholder advisory vote on the compensation of Ruckus’s named executive officers, the frequency of every one year was approved by the following vote:

One Year	Two Years	Three Years	Abstain
46,760,549	261,703	2,441,443	103,313

Proposal No. 3

The selection by the Audit Committee of the Board of Deloitte & Touche LLP as Ruckus’s independent registered public accounting firm for the year ending December 31, 2014 was ratified by the following vote:

For	Against	Abstain
68,819,420	89,044	136,626
Ruckus has determined, in light of and consistent with the vote of the stockholders as to the preferred frequency of stockholder advisory votes on the compensation of Ruckus’s named executive officers, to include a stockholder advisory vote on the compensation of Ruckus’s named executive officers in its annual meeting proxy materials each year until the next advisory vote on the frequency of stockholder votes on the compensation of Ruckus’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUCKUS WIRELESS, INC.

Dated: June 9, 2014
	By:	/s/ Scott Maples
Scott Maples
Vice President, General Counsel and Corporate Secretary